EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Permex Petroleum Corporation (the “Company”) on Form 10-Q for the fiscal quarter ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Bradley Taillon, Chief Executive Officer of the Company, hereby certify that, to my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934); and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2025	/s/ Bradley Taillon
Bradley Taillon
Chief Executive Officer
(Principal Executive Officer)